SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2002

                       FIRST NIAGARA FINANCIAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  0-23975                     16-1545669
(State or Other Jurisdiction   (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York         14095-0514
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (716) 625-7500



                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8 and 9: Not Applicable.


Item 5. Other Events

     On November 12, 2002, First Niagara Financial Group, Inc. (the "Company") issued a press release reporting that First Niagara Bank and First Niagara Financial Group, MHC, its mutual holding company parent, have completed their conversions from New York chartered institutions to federally chartered institutions. The Company also announced that Cayuga Bank and Cortland Savings Bank, formerly operated as wholly owned subsidiaries, have been merged into the Company's primary banking subsidiary, First Niagara Bank. A copy of the press release is filed as exhibit 99.1 to this report.


Item 7. Financial Statements and Exhibits

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


         Exhibit No.                Description

         99.1                       Press release dated November 12, 2002

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            FIRST NIAGARA FINANCIAL GROUP, INC.



DATE: November 12, 2002                     By: /s/ Paul J. Kolkmeyer
                                               ---------------------------------
                                               Paul J. Kolkmeyer
                                               Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer
                                               (Duly authorized representative)